Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended and restated Annual Report of China North East Petroleum Holdings Limited. (the "Company") on Form 10-K/A for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jingfu Li, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The amended and restated Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the amended and restated Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2010

/s/ Jingfu Li
Jingfu Li Principal Executive Officer and Principal Financial Officer